CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

SUPPLEMENT DATED DECEMBER 1, 2006

TO THE PROSPECTUS DATED DECEMBER 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and any prior supplements thereto. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

The following supplements the section entitled “The manager” on pages 43 and 45 of the prospectus dated December 29, 2005:

Large Capitalization Value Equity Investments—NFJ Investment Group L.P.

Paul A. Magnuson, Managing Director

Mr. Magnuson has served as a portfolio manager with NFJ Investment Group for 14 years. Mr. Magnuson assisted in the management of the CGCM Funds Large Capitalization Value Portfolio from March 2005 through November 2006. Since November 2006, Mr. Magnuson has served as the sole portfolio manager of the CGCM Funds Large Capitalization Value Portfolio. Mr. Magnuson has 19 years’ experience in equity analysis and portfolio management. Mr. Magnuson joined NFJ in 1992.

Small Capitalization Value Equity Investments—NFJ Investment Group L.P.

Paul A. Magnuson, Managing Director

Mr. Magnuson has served as a portfolio manager with NFJ Investment Group for 14 years and has managed the CGCM Funds Small Capitalization Value Portfolio since 1993.